Exhibit 99.1

FOR IMMEDIATE RELEASE

GENERAL CANNABIS CORP ANNOUNCES NEW

CHIEF FINANCIAL OFFICER; APPOINTS BOARD MEMBERS AND CHAIRMAN

Denver, CO (September 14, 2020)—General Cannabis Corp (OTCQB: CANN) announced today it has named Diane Jones as Chief Financial Officer. Jones brings deep experience in accounting and financial planning and has held key executive positions at publicly-held companies. She becomes a member of the Company’s senior management team as it expands its operations within Colorado and maintains a continued focus on creating and driving shareholder value across its business.

Prior to joining General Cannabis Corp, Ms. Jones served as Corporate Controller for the Americas at Cardino. Before that, she was Worldwide Controller and Senior Director of Shared Financial Services at Arrow Electronics and earlier served as Assistant Corporate Controller at Ball Corporation. She began her career as a CPA with Ernst & Young. Ms. Jones has taught accounting as an adjunct professor at the Daniels College of Business at the University of Denver and received a BBA from Texas A&M and and MBA from the University of Houston.

Steve Gutterman, CEO of General Cannabis Corp and a member of its Board of Directors said: “We’re fortunate to add a CFO of Diane’s deep functional expertise, skills, and technical knowledge in all aspects of corporate finance and accounting. She’s worked across multiple industries, within public companies, and in all sized environments, which will be critical for us as we continue to grow our business, pursue M&A targets and add additional strategic capital needed to fund our growth objectives. As we do so, we will be diligent in our commitment to ensuring that our controls and accounting meet or exceed best practices. Diane will be central to those efforts.”

General Cannabis Corp also announced today a change in the composition of its Board of Directors, as its three independent Directors—Peter Boockvar, Mark Green and Seth Oster—have decided to step down after nearly a decade of collective service on the Board. Said Adam Hershey, Board member and shareholder: “We are appreciative of the many contributions Peter, Mark and Seth have made. They have been invaluable to the growth and development of General Cannabis, helping guide the company through challenging periods and working to protect shareholder interests. We are grateful to them."

The Board has elected Carl Williams, Richard Travia and Barker Dalton to replace Boockvar, Green and Oster. Williams, who will become Chairman of the Board and an independent director, has extensive company building experience, having lead private and public companies for over 30 years. Travia, who will join as an inpedendent director, brings an extensive background in finance and investment management within private and public companies. Dalton, who will join as a director, has built an expansive reputation within the cannabis industry as Founder and Managing Director of SevenFive Farm, Boulder County’s first purpose-built cannabis greenhouse facility, which General Cannabis Corp acquired in May 2020 in an equity deal that established Dalton as one of the company’s largest shareholders.

Said Gutterman, “Our new Board members are well-suited to support management, oversee corporate governance, and add shareholder value. Carl is a seasoned operator and leader who will provide significant mentorship in his role as Chairman of the Board.  Richard’s knowledge about the cannabis capital markets will help us grow; and Barker has been a fantastic partner ever since we acquired SevenFive, and his knowledge about the Colorado cannabis market is extensive. We are fortunate to have them helping lead us forward.”

Over the past several months, General Cannabis Corp has continued to establish itself as a leader among Colorado cannabis businesses. It has refined its business strategy to focus on acquiring and operating licensed cannabis facilities throughout the state—transitioning out of unprofitable business lines and investing resources in support of an M&A strategy that led to its successful acquisition this past May of SevenFive Farm. The Company continues to enjoy strong performance from its Next Big Crop cultivation consulting business. In May, General Cannabis Corp became one of the only publicly-held cannabis companies to receive regulatory approval from the State of Colorado, authorizing it to acquire licensed cannabis facilities. And the Company received a significant capital infusion from Hershey Strategic Capital and Shore Ventures III totaling $3 million in equity capital to grow the business and enhance enterprise value.

Additional background on the new members of General Cannabis Corp’s Board of Directors:

Carl Williams

Mr. Williams’ career in financial services includes several high profile industry positions. He was the Chairman and CEO of Planet Payment (Nasdaq: PLPM), a company that processes merchant payments internationally. Williams led the sale of Planet Payment to the Fintrax Group, a leader in payment processing. Previously he was President of World Wide Payment Processing for Global Payments (NYSE: GPN). He also served as President of the Merchant Services Division of National Processing Company, a processor of credit card, debit and check transactions. He holds a BA from La Salle University in Philadelphia.

Richard Travia

Mr. Travia is an experienced cannabis investor and company builder who founded Wildcat Advisory Group and Wildcat Investment Management. Wildcat Advisory Group is a diversified business and investment consultant that advises small and medium size public and private companies, institutional investors such as family offices, private equity funds and hedge funds, and institutional-quality service providers. Wildcat Investment Management provides investment management services. Prior to launching Wildcat, Richard co-founded Tradex Global Advisors and Tradex Global Advisory Services. While at Tradex, Richard served as the COO and Compliance Officer of the firm, Director of Research for the fund of hedge funds business and Head of Risk Management for the single hedge fund business Richard graduated from Villanova University with a Bachelor's Degree in Economics.

Barker Dalton

Mr. Dalton is the Founder and Managing Director at SevenFive Farm, Boulder County’s first purpose-built cannabis greenhouse facility. He has over a decade of experience in the cannabis industry. Mr. Dalton built SevenFive Farm from the ground up, overseeing all elements of the business from construction to cultivation to sales. Under his stewardship, SevenFive Farm has become a leading supplier of wholesale cannabis products, known for quality and consistency. Mr Dalton created SevenFive after living for five years in Costa Rica, working in sustainable development. His focus was on site study, master design and material sourcing. Prior to working in Costa Rica, Mr Dalton gained significant retail experience as the co-owner of Robb’s Music.

About General Cannabis Corp
General Cannabis Corp offers a comprehensive national resource for the highest quality service providers available to the regulated cannabis industry. The Company is a trusted partner to the cultivation, production and retail sides of the cannabis business. The Company's website address is www.generalcann.com.

Forward-looking Statements

This press release contains “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are not a guarantee of future performance and is based upon a number of estimates and assumptions of management in light of management’s experience and perception of trends, current conditions and expected developments, as well as other factors relevant in the circumstances. Although General Cannabis Corp believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, caution must be exercised in relying on forward-looking statements because General Cannabis Corp can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, but are not limited to, current and future market conditions; the impact of the COVID-19 pandemic on General Cannabis Corp, risks related to federal, state, local and foreign government laws, rules and regulations, including changes in the regulation of medical and recreational cannabis use; as well as those risks and uncertainties discussed from time to time in General Cannabis Corp’s most recent Annual Report on Form 10-K and most recent Quarterly Reports on Form 10-Q under the heading "Risk Factors" and in subsequent filings with the Securities and Exchange Commission. The statements in this press release are made as of the date of this release. General Cannabis Corp undertakes no duty to update any forward-looking statements made herein.

Contact:
Steve Gutterman
sgutterman@generalcann.com